UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2008

O. I. CORPORATION

(Exact name of registrant as specified in its charter)

Oklahoma	0-6511	73-0728053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 Graham Road, P.O. Box 9010, College Station, Texas	77842-9010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (979) 690-1711

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.	Regulation FD Disclosure

The management of O.I. Corporation is presenting an overview of its business to shareholders in Houston on March 18, 2008. Attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Report”) is a copy of the slide presentation used by O.I. for this presentation.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Report, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing. This Report will not be deemed an admission as to the materiality of any information in this Report that is being disclosed pursuant to Regulation FD.

Please refer to page 2 of Exhibit 99.1 for a discussion of certain forward-looking statements included therein and the risks and uncertainties related thereto.

Item 9.01.	Exhibits and Financial Statements

(d)	Exhibits

99.1	Presentation dated March 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

O. I. CORPORATION

Date: March 18, 2008

By:	/s/ J. Bruce Lancaster
J. Bruce Lancaster, Chief Executive Officer/Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation dated March 18, 2008